EXHIBIT 32.1

                    Certification of Chief Executive Officer

         In connection with this Annual report on Form 10-K of Merit Medical Systems, Inc., for the Year ended December 31, 2003, I, Fred P. Lampropoulos, Chief Executive Officer of Merit Medical Systems, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                   (1)  The  report  fully  complies  with the  requirements  of
                        Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and


                   (2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Merit Medical Systems, Inc


Date: March 10, 2004                       /s/Fred P. Lampropoulos
                                           -----------------------
                                           Fred P. Lampropoulos
                                           Chairman of the Board, President
                                           and Chief Executive Officer